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                                                                   EXHIBIT 10.16

                 AMENDMENT NO. 3 TO EQUIPMENT LEASE AGREEMENT
                 --------------------------------------------


     This Amendment No. 3 to an Equipment Lease Agreement (the "Lease" or the "Agreement") made and entered into effective as of January 1, 1991, by and between K&E LAND & LEASING, a partnership ("Lessor") and KEVCO, INC., a Texas corporation ("Lessee"), is made and entered into as of the 23rd day of May, 1994, but effective January 1, 1994.


                             W I T N E S S E T H:
                             -------------------


     WHEREAS, the Lessor and Lessee desire to amend the Lease as hereinafter provided;

     NOW, THEREFORE, IN CONSIDERATION of the premises and the covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Paragraph 2 of the Lease is hereby amended by amending in its entirety the first sentence of said paragraph to hereafter read as follows:

          "2. Lessee absolutely and unconditionally shall pay Lessor during the remainder of the Primary Term an aggregate rental of $2,165,300.00 for the use of the Leased Equipment, payable monthly in equal amounts of $18,350.00 each, said monthly rental to be due and payable, in advance, on the first day of each and every month during the term of this Lease and any renewal thereof."

     2. In all other respects, the Lease as herein amended shall remain in full force and effect and unimpaired.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the Lease as of the day and year first above written but effective the Effective Date.

                                        LESSOR:

                                        K&E LAND & LEASING


                                    By: /s/ JERRY E. KIMMEL
                                        -----------------------------------
                                        Its Partner

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                                        LESSEE:

                                        KEVCO, INC.


                                    By: /s/ JERRY E. KIMMEL
                                        ----------------------------------
                                        Its Duly Authorized Officer

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